Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Y-mAbs Therapeutics, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i)	the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2022	By:	/s/ Thomas Gad
		Name:	Thomas Gad
		Title:	Founder, President, Interim Chief Executive Officer and Head of Business Development and Strategy
(Principal Executive Officer)